HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805           HV-6777 - Hartford 403(b) Cornerstone Innovations

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Supplement dated December 7, 2016 to your Prospectus

FUND LIQUIDATION

NUVEEN EQUITY INDEX FUND – CLASS A

NUVEEN MID CAP INDEX FUND – CLASS A

NUVEEN SMALL CAP INDEX FUND – CLASS A

The Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund, and Nuveen Small Cap Index Fund will be liquidated after the close of business on April 27, 2017.

Effective December 19, 2016, the Funds will stop accepting purchases from new investors and existing plans and/or participants, except that current plans and/or participants that have existing balances as of November 30, 2016 may continue to make contributions until April 24, 2017. Existing plans and/or participants may continue to reinvest dividends and capital gains distributions received from the Funds.  The Funds reserve the right to modify the extent to which sales of shares are limited prior to each Fund’s liquidation.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.